Share-Based Payments	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Share-Based Payment Arrangement [Abstract]
Share-based payments
17.	Share based payments
In April 2022, the Group granted awards to key employees and directors as part of a Long Term Incentive Plan. The value of these awards is determined by the appreciation of the Group’s value between 1 January 2019 and 31 December 2021, provided that a minimum target valuation is met.

The Group held a Townhall on 21 September 2022 where it was communicated to the members of the LTIP that cash payments would be made to settle the plan imminently. The Group has determined that it was at this point that a mutual understanding between the Group and members in the scheme had been established, and that 21 September should therefore be used as the vesting date. The fair value of these awards as at 30 September 2022 is £10,761,130 and a liability has therefore been recognised for this amount.
The total expense recognised in profit or loss for the period is as follows:

	30 Sep 22	30 Sep 21
	£	£
Equity-settled share-based payments	—	(1,333)
Cash-settled share-based payments	10,442,728	—

	10,442,728	(1,333)

The total carrying amount of the liability relating to cash-settled share-based payment transactions at 30 September 2022 is £10,761,130 (2021: £Nil). The liability is different to the expense recognised in the profit and loss disclosed above as an element of this liability is payable to foreign subsidiaries and is therefore denominated in foreign currencies. These liabilities are therefore revalued at the closing exchange rates.

24.	Share-based payments
During 2015, the Group set up an employee share scheme. 10,495 ordinary shares were issued to LJ GP Nominee Limited to fulfil the requirements of the scheme. LJ GP Nominee Limited is a subsidiary of Alvarium Investments Limited and holds the shares on trust for the employees. The intention of the scheme was to reward and provide incentive for staff/management to be rewarded financially for helping to build and grow the Group successfully.
Full rights to the shares do not pass to employees until a certain period of service has been completed, which is between 1 and 3 years from the date of grant. If an employee is a bad leaver in that period, the shares remain with LJ GP Nominee Limited and the employee is not entitled to any payment or reward. Whether an employee is a good or bad leaver is determined at the discretion of the directors. There are no other market or non-market
vesting conditions. The vesting period is therefore treated as being between 1 and 3 years, and the fair value of the shares granted is therefore expensed over that period.
Once the shares have vested, no further payment is required to be made by the employee for the shares, and unconditional rights pass to them.

In determining the expense to recognise, management has had to consider the number of shares that will eventually vest, and therefore make a number of assumptions on the number of bad leavers throughout the vesting period. Management has assumed that there will be staff turnover of

15% throughout the vesting period and the cost has been discounted accordingly. This assumption will be reviewed annually.
The total expense recognised in profit or loss for the year is as follows:

	2021 £	2020 £	2019 £
Equity-settled share-based payments	(1,333)	7,296	8,818